UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 10, 2006

PEGASUS COMMMUNICATIONS CORPORATION (Exact Name of Registrant as Specified in Charter)

Delaware	0-32383	23-3070336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Pegasus Communications Management Company 225 City Line Avenue Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(610) 934-7000

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

     On October 10, 2006, the Registrant, Pegasus Satellite Communications, Inc. (“PSC” and together with its subsidiaries, the “Debtors”), Ocean Ridge Capital Advisors, LLC (the “Trustee”) and certain of the former directors and officers of the Debtors (the “Claimants”) entered into a settlement agreement (the “Settlement Agreement”) to resolve all open matters between the Debtors and Trustee, on the one hand, and the Registrant, its non-debtor subsidiaries (together with the Registrant, the “Non-Debtors”) and the Claimants, on the other hand. The Settlement Agreement included resolution of all potential claims of the Debtors assertable by the Trustee pursuant to the Debtors’ Chapter 11 Plan of Reorganization against the Non-Debtors or the directors and officers of the Non-Debtors and Debtors, including the Claimants.

     The Settlement Agreement provides for the payment of certain medical costs by the Debtors or The PSC Liquidating Trust (the “Trust”) of approximately $177,000 to a subsidiary of the Registrant, the release to the Trust of cash reserves held by the Trust relating to medical expenses and director and officer indemnification claims, cooperation by PCC with respect to transferability of shares of Class A Common Stock owned by the Trust, and certain litigation assistance (including the contribution by the Registrant to the Trust of $87,500 toward the settlement of a third party claim). The Settlement Agreement also provides for releases among the parties, including the release of any claims that the Trust may have against the Non-Debtors and the Claimants and a waiver of any claims that the Trust and the Non-Debtors may have against each other relating to payments arising from a Support Services Agreement pursuant to which a Non-Debtor subsidiary of the Registrant provided support services to the Debtors.

     The Settlement Agreement is effective on October 10, 2006, subject to entry of an order by the Bankruptcy Court approving the Settlement Agreement. The Bankruptcy court is scheduled to hear the motion relating to approval of the Settlement Agreement on November 8, 2006.

     The principal terms of the Settlement Agreement are incorporated herein by reference to Exhibit 10.1 of this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

(a) – (b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Settlement Agreement dated as of October 10, 2006 by and among Pegasus Satellite Communications, Inc. (“PSC”), Ocean Ridge Capital Advisors, LLC, Pegasus Communications Corporation and certain former directors and officers of PSC and its subsidiaries.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEGASUS COMMUNICATIONS CORPORATION

By	/s/ Scott A. Blank

Scott A. Blank, Senior Vice President

Date: October 16, 2006